EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies that to his knowledge: (i) the Quarterly Report on Form 10-Q of BNC Bancorp (the “Company”) for the fiscal period ended June 30, 2014 (the “Report”), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

Date: August 11, 2014	/s/ Richard D. Callicutt II
Richard D. Callicutt II
President and Chief Executive Officer

Date: August 11, 2014	/s/ David B. Spencer
David B. Spencer
Senior Executive Vice President and Chief Financial Officer